Transamerica AxiomSM III Variable	Transamerica B-Share Variable Annuity
Transamerica I-Share II Variable Annuity	Transamerica Advisory Annuity
Issued by
TRANSAMERICA LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA B
and
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA BNY

Supplement dated July 9, 2026
To the
Prospectus dated May 1, 2026
and to the
Initial Summary Prospectus dated May 1, 2026

Effective on or about July 29, 2026, based on changes to the underlying portfolios, the Appendix: Investment Options Available Under the Policy is revised to reflect the following change:

Current Portfolio Name	New Portfolio Name
Vanguard® VIF Mid-Cap Index Portfolio	Vanguard® VIF Morningstar Mid-Cap Index Portfolio
      There is no change to the portfolio’s investment objective or investment advisor.

This Supplement updates certain information in the above referenced Prospectus (the ‘‘Prospectus’’) and Initial Summary Prospectus. Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the applicable Prospectus.
Please read this Supplement carefully and retain it for future reference.